PGOF-P27 05/25

SUPPLEMENT DATED May 1, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM MONEY MARKET FUND AND

PUTNAM GOVERNMENT MONEY MARKET FUND

Effective immediately, the following changes are made to each fund’s Summary Prospectus, Prospectus and SAI:

1)	The following disclosure is added to the end of the section titled “Purchase and Sale of Fund Shares” in each fund’s Summary Prospectus and Prospectus:

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises, or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and make its net asset value calculation as of the time of its early close.

2)	The following disclosure is added after the first paragraph in the section titled “How do I sell or exchange fund shares?” or “How do I sell fund shares?”, as applicable, in each fund’s Prospectus:

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises, or as otherwise permitted by the Securities and Exchange Commission, the fund reserves the right to close early and make its net asset value calculation as of the time of its early close.

3)	The following replaces similar disclosure in the section titled “DETERMINATION OF NET ASSET VALUE” in each fund’s SAI:

For Putnam Government Money Market Fund and Putnam Money Market Fund: The fund determines the net asset value per share of each class of shares once each day that the NYSE and Federal Reserve Bank of New York (“FRBNY”) are both open. Currently, the NYSE is closed Saturdays, Sundays and when the following holidays are observed: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The FRBNY is closed on each of these days (except Good Friday), as well as on Columbus Day/Indigenous Peoples’ Day and Veterans Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an emergency or other unanticipated event, or if trading on the NYSE is restricted, an emergency arises, or as otherwise permitted by the SEC, the fund reserves the right to close early and make its NAV calculation as of the time of its early close.

In the event the Federal Reserve wire payment system is open and the NYSE is open, the fund may, but is not required to, close for purchase or redemption transactions if—due to an emergency or other unanticipated event—the bond markets are closed for business as recommended by SIFMA. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open and the bond markets are open.

When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a holiday is celebrated, the fund reserves the right to close at or prior to the SIFMA recommended closing time. For calendar year 2025, SIFMA recommends an early close of the bond markets on April 17, 2025; May 23, 2025; July 3, 2025; November 28, 2025; December 24, 2025 and December 31, 2025. The schedule may be changed by SIFMA due to market conditions.

Shareholders should retain this Supplement for future reference.